UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 16, 2016

FullCircle Registry, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-51918	87-0653761
(State or other jurisdiction or incorporation)	(Commission File Number)	(IRS Employer Identification No.)

161 Alpine Drive, Shelbyville, KY 40065
(Address of principal executive offices)

(502) 410-4500
Registrant's telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory

The Company’s President, Chief Executive Officer and Chief Financial Officer, Norman L. Frohreich, died on August 16, 2016 from heart complications.

In an effort to continue the normal corporate business operations of the Company, the Board of Directors appointed Matthew T. Long as Acting President, Acting Chief Executive Officer and Acting Chief Financial Officer. Mr. Long will serve in this capacity until the Company identifies and the Board of Directors elects a permanent candidate to serve in these positions.

The Company intends to continue pursuing all business opportunities and projects initiated by Mr. Frohreich before his death and to respect his vision for the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FullCircle Registry, Inc.

Date: 08-22-2016

By:  Matthew T. Long

Name: Matthew T. Long

Title:  Acting President and Acting Chief Financial Officer

Chief Executive Officer

Chief Financial Officer

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